SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2002


                          COOPERATIVE BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)


North Carolina                       0-24626                    56-1886527
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(State or other jurisdiction        (Commission               (I.R.S. employer
      of incorporation)             file number)             identification no.)



               201 Market Street, Wilmington, North Carolina 28401
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On December 31, 2002, the Registrant issued a press release announcing that its banking subsidiary, Cooperative Bank, had completed its conversion from a North Carolina chartered savings bank to a North Carolina chartered commercial bank. A copy of the press release dated December 31, 2002 is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is filed herewith.

     (a)  Exhibits.

          99.1 Press Release dated December 31, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COOPERATIVE BANKSHARES, INC.
                                     ----------------------------


                                     By:/s/ Frederick Willetts, III
                                        ----------------------------------------
                                        Frederick Willetts, III, President



Date: December 31, 2002